CERTIFICATION PURSUANT TO
                      18 U.S.C. 1350,
                  AS ADOPTED PURSUANT TO
       SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the quarterly report of American Sports Development Group, Inc. on form 10-QSB for the period ended September 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, William R. Fairbanks, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



November 14, 2003                 /s/ William R. Fairbanks,
                             -----------------------------------
                                     William R. Fairbanks,
                             President, Chief Executive Officer